MESSAGE FROM THE CHAIRMAN
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Table of Contents
                                Page

Message from the Chairman        1

Fund Reports

Franklin Arkansas
Municipal Bond Fund              4

Franklin California
High Yield Municipal Fund        8

Franklin Hawaii
Municipal Bond Fund             12

Franklin Tennessee
Municipal Bond Fund             16

Franklin Washington
Municipal Bond Fund             20

Statement of Investments        24

Financial Statements            37

Notes to Financial Statements   41

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional reports may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).

                                                             January 15, 1996
Dear Shareholder:

It's a pleasure to bring you the semi-annual report of the Franklin Municipal Securities Trust for the period ended November 30, 1995.

Since our last report dated May 31, 1995, the municipal securities market has shown renewed strength as prices rallied in response to declining interest rates and the continued low supply of new bonds. Fixed-income securities, in general, benefited from the Federal Reserve Board's move in July to lower interest rates.

As interest rates declined, the municipal bond market generally performed well. Higher bond prices were welcome after a volatile 1994 (one of the worst markets in 25 years for fixed income securities), but performance was not as robust as we had anticipated. While demand for municipal securities was strong in the beginning of 1995, it started to decline in April, due in part to the lingering investor concern over last year's municipal bankruptcy filing of Orange County, California, and negative media attention regarding a proposed "flat tax." It is probably too early to draw any conclusions on how any of the proposed tax reform plans could impact the municipal bond market. Therefore, we will continue to monitor the situation.

Performance was also marginally inhibited by a strong U.S. stock market, which encouraged some investors to move assets away from fixed-income securities into equities. Nonetheless, the funds within the Franklin Municipal Securities Trust performed well.

Fortunately, given less-than-perfect investment conditions in the municipal market, the portfolio managers of the Franklin Municipal Securities Trust took advantage of attractive investment opportunities in higher quality municipal securities. In the recent declining interest-rate environment, the yields available on high-quality AAA-rated municipal securities were attractive relative to lower-quality issues, as investor demand for higher yields pushed up prices (and thus lowered yields) on lower-quality bonds. Overall, the result has been a much smaller yield difference, or "narrow spread," between high-quality AAA-rated insured bonds and lesser-grade BBB bonds.

A relatively large supply of insured municipal issues also made it possible for your managers to concentrate on higher-quality investments. We believe the market's response to the December 1994 municipal bankruptcy of Orange County, was a primary reason for the increased supply of AAA insured bonds. In fact, since the beginning of this year, approximately 45% of new municipal bonds were insured, versus 37% in 1994.1 In California alone, that figure jumped to 48%, compared with 34% in 1994.2


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1. Source: Bond Buyer, 12/7/95. 1995 data as of 11/30/95.
2. Source: Bond Buyer, 1/30/95, 11/3/95. 1995 data as of 9/30/95.

During the reporting period, while striving to provide shareholders with a high level of current income, we also kept a watchful eye on market volatility. One way we seek to reduce your funds' exposure to risk is by investing in a broad range of cities and counties throughout each respective state. Additionally, we purchase securities from a variety of municipal sectors. In the fund summaries that follow, you will find specific information about how your fund's assets were invested on November 30, 1995, including portfolio breakdowns by bond credit quality and municipal investment sector.

Looking forward to 1996, we believe continued slow to moderate economic growth and subdued inflation should bode well for fixed-income securities.
Furthermore, trends in municipal financing indicate that the market's supply and demand fundamentals should be favorable to bond investors, as supply may remain low. The rebound of the municipal securities market in 1995 has reinforced our philosophy that our shareholders should keep a long-term perspective. While your fund may experience volatility from time to time, we believe that the performance of tax-free income funds will be rewarding over the long term.

As always, we appreciate your continued support, welcome your comments, and look forward to serving you in the years to come.

Sincerely,

Charles B. Johnson
Chairman
Franklin Municipal Securities Trust



FRANKLIN ARKANSAS MUNICIPAL BOND FUND
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Fund Objective:
Managed to provide shareholders with a high level of current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.*

*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Arkansas' low debt levels and low municipal bond issuance made the state's securities attractive to fixed-income investors. In fact, Arkansas enjoys excellent credit ratings of AA from Standard & Poor's and Aa from Moody's, two national credit rating agencies. These ratings are the result of a strong, diversified economy, conservative financial operations and a low level of debt.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

**Quality breakdown includes internal ratings for bonds not rated by a national rating agency.

The state's positive financial situation is partially a result of its adherence to a 1973 revenue stabilization law, which dictates expenditures cannot exceed revenues in any fiscal year. Deficit spending is prohibited, keeping Arkansas' debt levels well in check and new bond issuance levels relatively low. We anticipate controlled spending will continue, and our outlook for the state, as well as for the fund, is positive.

================================================================================

  Franklin Arkansas Municipal Bond Fund
  Portfolio Breakdown on 11/30/95
  Based on Total Net Assets

                           % of Total
  Sector                   Net Assets

  Utilities                   31.2%

  Hospitals                   21.1%

  Housing                     15.7%

  Education                   11.9%

  General Obligations          9.2%

  Transportation               6.1%

  Industrial                   4.8%



For a complete list of portfolio holdings, please see page 24 of this report.

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Performance Summary
The share price of the Franklin Arkansas Municipal Bond Fund, as measured by net asset value, increased to $10.53 on November 30, 1995, from $10.32 on May 31, 1995. The fund continued to meet its investment objective of providing high current income to its shareholders. For example, during the six-month period ended November 30, 1995, your fund paid income distributions totaling 28.9 cents ($0.289) per share.+ Dividends will vary based on the earnings of the fund's portfolio and past distributions are not predictive of future results.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

At the end of the reporting period, your fund's distribution rate was 5.24%, based on an annualization of the current monthly dividend of 4.8 cents per share and the maximum offering price of $11.00 on November 30, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart above illustrates, if you are in the 43.8% maximum combined federal and Arkansas state personal income tax bracket, you would have to earn 9.32% from a taxable investment to match your fund's tax-free distribution rate.

GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund posted a cumulative total return of +4.94% for the six-month and +20.63% for the one-year periods ended November 30, 1995. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.


Franklin Arkansas Municipal Bond Fund
Periods ended November 30, 1995

                                                        Since
                                                  One-  Inception
                                                  Year (05/10/94)
------------------------------------------------------------

Cumulative Total Return1                          20.63%  13.07%

Average Annual Total Return2                      15.51%   5.24%

Distribution Rate3                        5.24%

Equivalent Taxable Distribution Rate4     9.32%

30-Day Standardized Yield5                5.26%

Equivalent Taxable Yield4                 9.36%
------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.25% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $11.00 on November 30, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal and Arkansas state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.32%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
================================================================================

Fund Objective:
Managed to provide shareholders with a high level of current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high yielding, medium-, lower-, and non-rated California municipal securities.*

*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

The fund's exposure to higher quality bonds increased over the reporting period, with 12.1% of its total net assets invested in AAA and AA-rated bonds as of November 30, 1995, up from 7.5% on May 31, 1995. This increase in quality was a result of the low supply of high yield bonds in California, as well as the narrowing of quality yield spreads in the market.


GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


**Quality breakdown includes internal ratings for bonds not rated by a national rating agency.

California finally showed signs of recovery after a long recession, with a broadened economic base and an improved financial position. Although employment rates were lower than the national average, recent personal income tax receipts were stronger than employment data indicated. While job losses resulting from military base closures are expected to be permanent, expansion in other areas, such as service, entertainment and tourism, may offset those losses. Various sectors have exhibited above-average growth, and our outlook for the state, as well as for the fund, is positive.

================================================================================
  Franklin California High Yield Municipal Fund
  Portfolio Breakdown on 11/30/95
  Based on Total Net Assets

                                % of Total
  Sector                        Net Assets

  Mello-Roos Bonds                 16.6%

  Transportation                   15.9%

  Special Assessment Bonds         13.1%

  Certificates of Participation    10.3%

  Tax Allocation Bonds              8.7%

  Hospitals                         8.0%

  Utilities                         6.2%

  Housing                           6.0%

  Other Revenue                     3.7%

  Marks-Roos Bonds                  3.7%

  Education                         3.5%

  Health Care                       2.8%

  Industrial Revenue Bonds          1.5%



For a complete list of portfolio holdings, please see page 26 of this report.

================================================================================

Performance Summary

The California High Yield Municipal Fund's share price, as measured by net asset value, increased to $10.08 on November 30, 1995, from $9.93 on May 31, 1995. The fund continued to meet its investment objective of providing high current income to its shareholders. For the six-month period ended November 30, 1995, your fund paid income distributions totaling 32.6 cents ($0.326) per share.+ We are pleased to inform you that your fund's dividend rate increased to 5.5 cents ($0.055) per share from 5.3 cents ($0.053) per share as of the August 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio and past distributions are not predictive of future results.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

At the end of the reporting period, your fund's distribution rate was 6.27%, based on an annualization of the current monthly dividend of 5.5 cents per share and the maximum offering price of $10.53 on November 30 ,1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart above illustrates, if you are in the 46.2% maximum combined federal and California state personal income tax bracket, you would have to earn 11.65% from a taxable investment to match your fund's tax-free distribution rate.

GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund posted a cumulative total return of +4.93% for the six-month period ended November 30, 1995, and a one-year total return of +18.11%. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.






Franklin California High Yield Municipal Fund

Periods ended November 30, 1995

                                                          Since
                                                  One-  Inception
                                                  Year (05/03/93)

Cumulative Total Return1                            18.11%  17.60%

Average Annual Total Return2                        13.14%   4.72%

Distribution Rate3                          6.27%

Equivalent Taxable Distribution Rate4      11.65%

30-Day Standardized Yield5                  6.05%

Equivalent Taxable Yield4                  11.25%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.25% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $10.53 on November 30, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal and California state personal income tax bracket of 46.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns of purchasers of shares during that period would have been different than noted above. All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.57%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.




FRANKLIN HAWAII MUNICIPAL BOND FUND
================================================================================

Fund Objective:
Managed to provide shareholders with a high level of current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Hawaii municipal securities.*

*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Hawaii experienced moderate growth during the six-month reporting period ended November 30, 1995. The economy improved as tourism rebounded from recessionary lows.

The state's debt ratio remains high, but Hawaii's $3 billion in outstanding general obligation bonds have been rated AA by Standard & Poor's, a national rating agency. Attempts to realign the state's budget have been partially successful,and the government is expected to rein in the remaining deficit. Despite Hawaii's weakened economic performance, our outlook for the state remains positive.


GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

**Quality breakdown includes internal ratings for bonds not rated by a national rating agency.

We are pleased to inform you that your fund reported a cumulative total return of +20.81% for the one-year period ended November 30, 1995, and Lipper Analytical Services, Inc. ranked your fund #1 out of 12 Hawaii municipal bond funds.++

++The fund was ranked #1 out of 12 Hawaii municipal bond funds in total return for the one-year period ended November 30, 1995, and #1 out of 5 for the three-year period spanning September 30, 1992 to September 30, 1995, as measured by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating organization. Three year figures for the period ended November 30, 1995 are not available. Lipper rankings do not include sales charges; past and present expense reductions by the fund's manager increased the fund's total returns. Rankings may have been different if these factors had been considered. Past performance cannot guarantee future results.

================================================================================
  Franklin Hawaii Municipal Bond Fund
  Portfolio Breakdown on 11/30/95
  Based on Total Net Assets

                           % of Total
  Sector                   Net Assets

  Utilities                   27.5%

  Transportation              20.1%

  Housing                     19.8%

  Hospitals                   14.5%

  General Obligations         11.7%

  Industrial                   3.4%

  Pre-refunded                 2.1%

  Education                    0.9%



For a complete list of portfolio holdings, please see page 29 of this report.

================================================================================

Performance Summary
The Franklin Hawaii Municipal Bond Fund's share price, as measured by net asset value, increased to $10.88 on November 30, 1995, from $10.67 on May 31, 1995. The fund continued to meet its investment objective of providing high current income to its shareholders. For the six-month period ended November 30, 1995, your fund paid income distributions totaling 30.1 cents ($0.301) per share.+ Dividends will vary based on the earnings of the fund's portfolio and past distributions are not predictive of future results.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

At the end of the reporting period, your fund's distribution rate was 5.28%, based on an annualization of the current monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $11.36 on November 30 ,1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart above illustrates, if you are in the 45.6% maximum combined federal and Hawaii state personal income tax bracket, you would have to earn 9.71% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund posted a cumulative total return of +4.90% for the six-month period ended November 30, 1995, and a one-year total return of +20.81%. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.

Franklin Hawaii Municipal Bond Fund

Periods ended November 30, 1995

                                                              Since
                                               One-  Three- Inception
                                               Year   Year (02/26/92)
------------------------------------------------------------------------

            Cumulative Total Return1           20.81% 24.90%  34.05%

            Average Annual Total Return2       15.71%   6.14%    6.87%

            Distribution Rate3          5.28%

            Equivalent Taxable
            Distribution Rate4          9.71%

            30-Day
            Standardized Yield5         5.29%

            Equivalent Taxable Yield4   9.72%
------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.25% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 5.0 cents per share monthly dividend and the maximum offering price of $11.36 on November 30, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal and Hawaii personal income tax bracket of 45.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.78%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN TENNESSEE MUNICIPAL BOND FUND
===============================================================================


Fund Objective:
Managed to provide shareholders with a high level of current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.*

*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Tennessee's robust economy, low debt burden and improved financial operations created an ideal investment environment for municipal bonds. The low rate of new bond issuance made Tennessee's debt securities attractive to investors. As a result, the state's general obligation bonds received an AA+ rating from Standard & Poor's, a national rating agency.


GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


**Quality breakdown includes internal ratings for bonds not rated by a national rating agency.

Although Tennessee's economy relies considerably on manufacturing, it has expanded into service-oriented sectors, such as health care. Services, trade and manufacturing each account for roughly 23% of the state's nonagricultural employment. As Tennessee's economy continues to diversify, our outlook for the state, as well as for the fund, is positive.


================================================================================
 Franklin Tennessee Municipal Bond Fund
 Portfolio Breakdown on 11/30/95
 Based on Total Net Assets

                          % of Total
 Sector                   Net Assets

 Industrial                  24.3%

 Utilities                   19.7%

 Hospitals                   15.3%

 General Obligations         12.4%

 Housing                     10.2%

 Other Revenue                7.4%

 Education                    5.6%

 Certificates of Participation 2.6%

 Transportation               2.5%

For a complete list of portfolio holdings, please see page 32 of this report.

================================================================================



Performance Summary
The Franklin Tennessee Municipal Bond Fund's share price, as measured by net asset value, increased to $10.75 on November 30, 1995, from $10.53 on May 31, 1995. The fund continued to meet its investment objective of providing high current income to its shareholders. For the six-month period ended November 30, 1995, your fund paid income distributions totaling 29.5 cents ($0.295) per share.+ Due to increased income earned by the fund, we were able to raise the monthly dividend to 5.0 cents ($0.05) per share from 4.9 cents ($0.049) per share, as of the November 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio and past distributions are not predictive of future results.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

At the end of the reporting period, your fund's distribution rate was 5.34%, based on an annualization of the current monthly dividend of 5.0 cents per share and the maximum offering price of $11.23 on November 30 ,1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart above illustrates, if you are in the 43.2% maximum combined federal and Tennessee state personal income tax bracket, you would have to earn 9.40% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Your fund delivered a cumulative total return of +5.00% for the six-month period ended November 30, 1995, and a one-year total return of +20.95%. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.


Franklin Tennessee Municipal Bond Fund
Periods ended November 30, 1995

                                                     Since
                                              One-  Inception
                                              Year (05/10/94)
------------------------------------------------------------

Cumulative Total Return1                      20.95%  15.50%

Average Annual Total Return2                  15.78%   6.69%

Distribution Rate3                      5.34%

Equivalent Taxable Distribution Rate4   9.40%

30-Day Standardized Yield5              5.23%

Equivalent Taxable Yield4               9.21%
------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.25% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 5.0 cents per share monthly dividend and the maximum offering price of $11.23 on November 30, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal and Tennessee personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995.

Note: All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.65%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN WASHINGTON MUNICIPAL BOND FUND
================================================================================

Fund Objective:
Managed to provide shareholders with a high level of current income exempt from regular federal income taxes while seeking preservation of capital by investing primarily in a portfolio of Washington municipal securities.*

*The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Washington's sound financial performance, strong economic base and moderate debt burden continued to make the state's bonds attractive to investors. All of these factors contributed to a AA rating of the state's general obligation bonds from Standard & Poor's, a national credit rating agency.


GRAPHIC MATERIAL 9 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

**Quality breakdown includes internal ratings for bonds not rated by a national rating agency.

Moving away from the aerospace and agriculture industries, Washington's economic base became less vulnerable to the cyclical trends of these particular areas.+ Economic diversification is currently indicated through strength in trade, retail sales and high technology.


+Source: Standard & Poor's Creditweek Municipal, 4/10/95

Also notable is a moderate debt burden, which can partly be attributed to the budget restrictions mandated by Initiative 601. The initiative limits the amount of spending, including debt service, that the state can undertake. This new policy has contributed significantly to Washington's sound financial position, and our outlook for the state, as well as the fund, is positive.

================================================================================
 Franklin Washington Municipal Bond Fund
 Portfolio Breakdown on 11/30/95
 Based on Total Net Assets

                          % of Total
 Sector                   Net Assets

 Utilities                   31.5%

 General Obligations         25.8%

 Industrial                  13.5%

 Education                   10.6%

 Housing                     10.1%

 Transportation               3.4%

 Hospitals                    3.4%

 Certificates of Participation 1.7%



For a complete list of portfolio holdings, please see page 35 of this report.

================================================================================


Performance Summary
The share price of the Franklin Washington Municipal Bond Fund, as measured by net asset value, increased to $10.16 on November 30, 1995, from $9.90 on May 31, 1995. The fund continued to meet its investment objective of providing high current income to its shareholders. For the six-month period ended November 30, 1995, your fund paid income distributions totaling 28.9 cents ($0.289) per share.+ Dividends will vary based on the earnings of the fund's portfolio and past distributions are not predictive of future results.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

At the end of the reporting period, your fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.61 on November 30,1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart above illustrates, if you are in the maximum 39.6% federal income tax bracket, you would have to earn 8.99% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund posted a cumulative total return of +5.68% for the six-month period ended November 30, 1995, and a one-year total return of +23.22%. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.

Franklin Washington Municipal Bond Fund

Periods ended November 30, 1995

                                                    Since
                                            One-  Inception
                                            Year (05/03/93)
------------------------------------------------------------

Cumulative Total Return1                    23.22%  16.41%

Average Annual Total Return2                17.96%   4.31%

Distribution Rate3                     5.43%

Equivalent Taxable Distribution Rate4  8.99%

30-Day Standardized Yield5             5.47%

Equivalent Taxable Yield4              9.06%
------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current, maximum 4.25% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 4.8 cents per share monthly dividend and the maximum offering price of $10.61 on November 30, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.49%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.





FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1995 (unaudited)



   Face                                                                                                  Value
  Amount     Franklin Arkansas Municipal Bond Fund                                                     (Note 1)
             Bonds  100.9%

             Arkansas Development Financing Authority,
 $130,000       SFMR, MBS Program, Series D, 6.85%, 01/01/27 .....................................     $ 138,000
  175,000       Water Revenue, Revolving Loan Fund, Series A, MBIA Insured, 5.75%, 06/01/18 ......       181,214
  130,000    Arkansas GO, Refunding, Waste Disposal and Pollution, Series B, 6.25%, 07/01/20 .....       135,746
  100,000    Arkansas State Water Reserve Development, Series B, 5.75%, 07/01/25 .................       101,539
  100,000    Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. Project,
              6.375%, 01/01/23 ...................................................................       104,364
  250,000    Camden Environmental Improvement Revenue, International Paper Co. Project, Series A,
              7.625%, 11/01/18 ...................................................................       289,115
  130,000    Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured, 6.00%,
              10/01/12............................................................................       137,881
  130,000    Fouke School District No. 15, Refunding and Construction, MBIA Insured, 6.60%,
              04/01/19 ...........................................................................       139,793
  115,000    Greenland School District No. 95, Washington County, Refunding and Construction,
              MBIA Insured, 6.50%, 05/01/13 ......................................................       121,645
  125,000    Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ...........................       126,696
  200,000    Independence County Public Health, Education and Housing Facilities Board Revenue,
              Refunding, White River Medical Center Project, FSA Insured, 5.50%, 06/01/09 ........       204,898
  400,000    Jefferson County PCR, Refunding, Arkansas Power & Light Co., 6.30%, 06/01/18 ........       417,144
  140,000    Little Rock Capital Improvement, Refunding, 6.30%, 02/01/09 .........................       146,367
  130,000    Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 .....       135,045
  120,000    Little Rock School District GO, Refunding, 6.25%, 12/01/07 ..........................       121,370
  100,000    Little Rock School District, Refunding, FSA Insured, 5.60%, 01/01/20 ................       100,652
  240,000   bLittle Rock Waste Disposal Revenue, 5.80%, 05/01/16 .................................       240,329
  500,000    Pope County PCR, Refunding, Arkansas Power & Light Co. Project, 6.30%, 11/01/20 .....       503,015
  250,000    Puerto Rico Commonwealth GO, 6.50%, 07/01/23 ........................................       267,828
  100,000    Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue,
              Refunding, Series V, 5.75%, 07/01/18 ...............................................       100,537
  175,000    Puerto Rico Electric Power Authority Revenue, Series R, 6.25%, 07/01/17 .............       182,289
  175,000    Puerto Rico SFMR, Bank and Financial Agency, Affordable Housing Mortgage, Portfolio I,
              6.25%, 04/01/29 ....................................................................       178,250
  125,000    Pulaski County Health Facilities Board Revenue, Refunding, Nazareth Sisters of Charity,
              St. Vincent's Infirmary, MBIA Insured, 6.05%, 11/01/09 .............................       136,586
  600,000    Pulaski County Public Facilities Board, MFR, Refunding, South Oaks Apartments, Series A,
              6.50%, 10/20/29 ....................................................................       619,782
  100,000    Pulaski County Special School District, Refunding, FSA Insured, 5.25%, 02/01/13 .....        98,109
  700,000    Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 09/01/19 ......       723,779

 $195,000    Saline County, Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
              AMBAC Insured, 5.80%, 06/01/11 .....................................................     $ 201,273
  125,000    University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ........       129,259
                                                                                                   -------------
                   Total Investments (Cost $5,731,175)  100.9% ...................................     5,982,505
                   Liabilities in Excess of Other Assets, Net  (.9)% .............................       (52,656)
                                                                                                   -------------
                   Net Assets   100.0% ...........................................................    $5,929,849
                                                                                                   =============


             At November 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $5,731,175 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...................................................     $ 251,330
               Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ...................................................            --
                                                                                                   -------------
               Net unrealized appreciation .......................................................     $ 251,330
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
FSA       - Financial Security Assistance
GO        - General Obligation
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage-Backed Securities
MFR       - Multi-Family Revenue
PCR       - Pollution Control Revenue
SFMR      - Single Family Mortgage Revenue

bSee Note 1(e) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1995 (unaudited)


    Face                                                                                                Value
   Amount       Franklin California High Yield Municipal Fund                                         (Note 1)
                Bonds  97.3%

 $ 1,160,000    Adelanto Improvement Agency, Tax Allocation, Refunding & Improvement Project,
                 Series C, 7.75%, 12/01/29 ......................................................    $ 1,010,650
     495,000    Antioch Improvement Board, 1915 Act, AD No. 27, Series D, 7.30%, 09/02/13 .......        509,934
   1,510,000    Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
                 6.80%, 08/01/24 ................................................................      1,613,737
     575,000    Benicia, 1915 Act, Refunding, Fleetside Industrial Park Assessment, 7.00%, 09/02/14      592,204
                California Health Facilities Financing Authority Revenue
   1,800,000       Cedarknoll, Insured, Series B, 7.50%, 08/01/20 ...............................      1,965,330
     990,000      bThessalonika Family, Insured, Series A, 6.20%, 12/01/15 ......................        994,138
                California HFAR, Home Mortgage,
   1,150,000       Series B, 7.125%, 02/01/26 ...................................................      1,233,651
   1,800,000       Series F-1, 7.00%, 08/01/26 ..................................................      1,920,492
   1,000,000    California PCFA, Solid Waste Disposal Revenue, Browning-Ferris Industry, 6.75%,
                 09/01/19........................................................................      1,080,170
      85,000    California Special District Association Finance Corp., COP, Series V, 7.50%,
                 05/01/13........................................................................         89,191
   1,800,000    California Statewide Communities Development Authority Revenue, COP, 7.25%,
                 12/01/22........................................................................      1,994,310
   1,000,000    Capistrano USD, CFD, Special Tax No. 92-1, 7.00%, 09/01/18 ......................        952,980
   2,300,000    Eden Township Hospital District, Health Facilities Revenue, COP, Refunding, Insured,
                 Eden Hospital Health Services Corp., 5.75%, 07/01/12 ...........................      2,261,314
                Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
   3,525,000       Series A, 6.50%, 01/01/32 ....................................................      3,602,903
   1,575,000       Series A, 6.00%, 01/01/34 ....................................................      1,542,587
   2,500,000    Gateway Improvement Authority Revenue, Marin City Community Facilities District,
                   Series A, 7.75%, 09/01/25 ....................................................      2,534,125
   2,600,000    Hesperia Public Financing Authority, Improvement Revenue, Series B, 7.375%,
                   10/01/23......................................................................      2,662,998
   2,500,000    Irvine, 1915 Act, AD No. 94-15, 6.70%, 09/02/20 .................................      2,432,025
                Irvine Ranch Water District Joint Powers Agency, Local Pool Revenue,
   1,000,000       Issue I, 7.875%, 02/15/23 ....................................................      1,056,810
   2,000,000       Issue II, 8.25%, 08/15/23 ....................................................      2,159,100
   1,500,000    John C. Fremont Hospital District Revenue, California Health Facilities Insured, 6.75%,
                 06/01/13 .......................................................................      1,597,440
   1,265,000    Lake Elsinore, 1915 Act, AD No. 93-1, Series A, 7.90%, 09/02/24 .................      1,296,435
     140,000    Long Beach Special Tax, CFD No. 2, Long Beach, 7.50%, 09/01/11 ..................        143,119
   1,350,000    Los Angeles County Transportation Commission, Sales Tax Revenue, Series A,
                 6.25%, 07/01/16 ................................................................      1,354,644
   1,150,000    Los Angeles MFR, Refunding, Series J-2, 8.50%, 01/01/24 .........................      1,123,493
   1,175,000    Lynwood Public Financing Authority Revenue, Water System Improvement Project,
                 6.50%, 06/01/21 ................................................................      1,179,700


 $ 1,480,000    Millbrae Elementary School District, COP, Financing Project, 6.90%, 03/01/22 ....    $ 1,575,120
   1,619,000    Orinda, 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 09/02/19 .....................      1,669,173
  10,000,000    Palmdale Special Tax, CFD, No. 93-1, Ritter Ranch Project, Series A, 8.50%,
                 09/01/17  ......................................................................     10,195,900
     500,000    Perris Public Financing Authority, Local Agency Revenue, Series B, 7.25%, 08/15/23       505,850
   1,115,000    Richmond Joint Powers Financing Authority, 1915 Act, ID Nos. 851 and 853, Series B,
                 8.50%, 09/02/19 ................................................................      1,149,810
      85,000    Sacramento County, 1915 Act, Refunding, Sunrise/U.S. Corridor Assessment, 7.00%,
                 09/02/09........................................................................         86,490
   1,750,000    San Buenaventura COP, Capital Improvement Projects, 6.85%, 08/01/16 .............      1,795,518
     850,000    San Diego County Educational Facilities Authority No. 1, Lease Revenue, 6.50%,
                 08/15/15........................................................................        876,325
   3,500,000   bSan Francisco City and County Airports Commission, International Airport Revenue,
                 Second Series, Issue 9A, FGIC Insured, 5.90%, 05/01/25 .........................      3,532,270
     800,000    San Francisco City and County Revenue, Irwin Memorial Blood Centers, Series A,
                 6.80%, 12/01/21 ................................................................        842,208
                San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
     750,000       7.00%, 01/01/30 ..............................................................        793,770
     450,000       6.75%, 01/01/32 ..............................................................        468,531
   1,500,000    San Ramon Public Financing Authority, Refunding, Tax Allocation, 6.90%, 02/01/24       1,580,820
   1,500,000    Santa Rosa, 1915 Act, Fountain Grove Parkway Extension Assessment, 7.625%,
                  09/02/19 ......................................................................      1,545,030
   2,000,000    Thousand Oaks Redevelopment Agency, Tax Allocation, Refunding,
                 Thousand Oaks Blvd. Redevelopment, MBIA Insured, 5.375%, 12/01/25 ..............      1,940,600
   1,200,000    Tracy COP, I-205 Corridor Improvement Project, 7.00%, 10/01/27 ..................      1,252,608
   2,250,000    West Covina COP, Refunding, Civic Center, 6.875%, 09/01/14 ......................      2,320,087
                                                                                                   -------------
                      Total Bonds (Cost $68,580,274) ............................................     71,033,590
                                                                                                   -------------
               aShort Term Investments  5.9%
     500,000    California PCFA, PCR, Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put,
                 3.45%, 10/01/06 ................................................................        500,000
   1,000,000    California Statewide Communities Development Authority Revenue, COP,
                 Sutter Health Obligation Group, Daily VRDN and Put, 3.50%, 07/01/15 ............      1,000,000
     500,000    Irvine, 1915 Act, AD No. 94-15, Daily VRDN and Put, 3.65%, 09/02/20 .............        500,000
                Irvine Ranch Water District GO,
     500,000       Consolidated Bonds, DATES, Series C, Daily VRDN and Put, 3.65%, 10/01/10 .....        500,000
     200,000       Consolidated Districts Nos. 105, 250, and 290, Daily VRDN and Put, 3.50%,
                    08/01/16.....................................................................        200,000

   $ 900,000    Orange County, COP, Office and Courthouse Projects, Orange County Public Facilities
                 Corp., Daily VRDN and Put, 3.70%, 12/01/15 .....................................      $ 900,000
     700,000    Orange County Various Sanitation Districts, COP, No. 1-3, 5-7, 11, 13 and 14, Capital
                 Improvement Program 1990-92, Series A, Daily VRDN and Put, 3.55%, 08/01/15 .....        700,000
                                                                                                   -------------
                      Total Short Term Investments (Cost $4,300,000) ............................      4,300,000
                                                                                                   -------------
                          Total Investments (Cost $72,880,274)  103.2% ..........................     75,333,590
                          Liabilities in Excess of Other Assets, Net  (3.2)% ....................     (2,351,289)
                                                                                                   -------------
                          Net Assets  100.0% ....................................................    $72,982,301
                                                                                                   =============


                At November 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $72,880,274 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                    excess of value over tax cost ...............................................    $ 2,651,650
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ................................................       (198,334)
                                                                                                   -------------
                  Net unrealized appreciation ...................................................    $ 2,453,316
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
1915 Act    - Improvement Bond Act of 1915
AD          - Assessment District
CFD         - Community Facilities District
COP         - Certificate of Participation
DATES       - Demand Adjustable Tax-Exempt Securities
FGIC        - Financial Guaranty Insurance Co.
GO          - General Obligation
HFAR        - Housing Finance Agency Revenue
ID          - Improvement District
MBIA        - Municipal Bond Investors Assurance Corp.
MFR         - Multi-Family Revenue
PCFA        - Pollution Control Financing Authority
PCR         - Pollution Control Revenue
RDA         - Redevelopment Agency
USD         - Unified School District



aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(e) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1995 (unaudited)


    Face                                                                                                 Value
   Amount      Franklin Hawaii Municipal Bond Fund                                                     (Note 1)
               Bonds  95.9%
               Guam Airport Authority Revenue,
  $ 200,000       Series B, 6.60%, 10/01/10 ......................................................     $ 202,714
  1,000,000       Series B, 6.70%, 10/01/23 ......................................................     1,009,890
    280,000    Guam Government Limited Obligation Highway, Refunding, Series A, CGIC Insured,
                6.30%, 05/01/12 ..................................................................       300,294
    300,000    Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ...........................       302,994
               Hawaii State Airport System Revenue,
    300,000       Refunding, Third Series 1994, AMBAC Insured, 5.75%, 07/01/09 ...................       308,847
     60,000       Second Series 1990, FGIC Insured, 7.50%, 07/01/20 ..............................        67,332
  1,520,000       Second Series 1991, 7.00%, 07/01/18 ............................................     1,673,642
    200,000       Second Series 1991, MBIA Insured, 6.75%, 07/01/21 ..............................       215,004
    400,000       Second Series 1992, MBIA Insured, 6.90%, 07/01/12 ..............................       461,312
               Hawaii State Department of Budget and Finance, Special Purpose Mortgage Revenue,
  3,425,000       Hawaii Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ............     3,669,785
  1,950,000       Hawaii Electric Co., Series A, MBIA Insured, 6.60%, 01/01/25 ...................     2,109,062
    100,000       Hawaii Electric Light Co. Project, 7.20%, 12/01/14 .............................       107,783
    105,000       Pali Momi Medical Center Project, Pre-Refunded, 7.65%, 07/01/19 ................       123,916
    500,000       Queens Medical Center Project, FGIC Insured, 6.20%, 07/01/22 ...................       520,865
     25,000       Refunding, Hawaii Electric Co., 6.875%, 04/01/12 ...............................        25,941
    100,000       Refunding, Kaiser Permanente, Series A, 6.25%, 03/01/21 ........................       103,094
    600,000       Refunding, Kapiolani Health Care System, 6.40%, 07/01/13 .......................       622,110
  1,125,000       Refunding, Kapiolani Health Care System, 6.00%, 07/01/19 .......................     1,124,933
    725,000       Refunding, Queens Medical Center Project, FGIC Insured, 6.50%, 07/01/12 ........       751,260
  1,100,000       Refunding, Wahiawa General Hospital Project, 7.50%, 07/01/12 ...................     1,186,548
  1,100,000       St. Francis Medical Centers, CGIC Insured, 6.50%, 07/01/22 .....................     1,171,995
    875,000    Hawaii State Department of Transportation, Special Facilities Revenue, Refunding,
                Matson Terminals, Inc., 5.75%, 03/01/13 ..........................................       886,795
               Hawaii State GO,
    100,000       Series BT, Pre-Refunded, 6.125%, 02/01/11 ......................................       108,913
    100,000       Series BW, 6.375%, 03/01/11 ....................................................       111,355
    100,000       Series CA, 6.00%, 01/01/09 .....................................................       108,705
    500,000       Series CK, 5.60%, 09/01/14 .....................................................       504,055
               Hawaii State Harbor Capital Improvement Revenue,
  1,000,000       Refunding, Series 1994, FGIC Insured, 6.25%, 07/01/15 ..........................     1,057,000
    500,000       Refunding, Series 1994, FGIC Insured, 6.375%, 07/01/24 .........................       531,395
     70,000       Series 1990, MBIA Insured, 7.25%, 07/01/10 .....................................        78,303
     80,000       Series 1990, MBIA Insured, 7.00%, 07/01/17 .....................................        87,809
    200,000       Series 1992, FGIC Insured, 6.50%, 07/01/19 .....................................       213,794
               Hawaii State Housing Finance and Development Corp. Revenue,
  1,000,000       Affordable Rental Housing Program, Series A, 6.00%, 07/01/15 ...................     1,006,570
    750,000       Affordable Rental Housing Program, Series A, 6.05%, 07/01/22 ...................       754,920
               Hawaii State Housing Finance and Development Corp. Revenue, (cont.)

  $ 250,000       Affordable Rental Housing Program, Series A, 6.10%, 07/01/30 ...................     $ 251,635
    250,000       University of Hawaii Faculty Housing Project, AMBAC Insured, 5.70%, 10/01/25 ...       253,630
               Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue,
    465,000       Series A, 7.10%, 07/01/24 ......................................................       485,962
    200,000       Series A, 6.00%, 07/01/26 ......................................................       199,432
  3,050,000       Series B, 5.85%, 07/01/17 ......................................................     3,071,350
               Honolulu City and County,
    150,000       Refunding, Series 1992, 6.00%, 12/01/14 ........................................       160,977
     85,000       Series A, 6.30%, 03/01/08 ......................................................        91,578
    100,000       Series A, 6.30%, 03/01/11 ......................................................       106,184
     75,000       Series A, Pre-Refunded, 6.70%, 08/01/07 ........................................        84,536
    100,000       Series A, Pre-Refunded, 6.70%, 08/01/11 ........................................       112,714
  1,000,000       Series B, 6.125%, 06/01/14 .....................................................     1,049,620
               Honolulu City and County, MFHR,
    150,000       Hale Pauahi Project, Series A, FHA Mortgage Insured, MBIA Insured, 8.70%,
                   12/01/28.......................................................................       155,891
  1,205,000       Waipahu Towers Project, Series A, 6.90%, 06/20/35 ..............................     1,282,964
    220,000    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 08/01/10 ..............       235,822
    100,000    Maui County Board, Water Supply Revenue, Series A, FGIC Insured, Pre-Refunded,
                6.70%, 12/01/11 ..................................................................       113,328
               Maui County GO,
     50,000       Refunding, Series 1992, 6.05%, 09/01/07 ........................................        52,842
    300,000       Refunding, Series 1992, 6.10%, 09/01/08 ........................................       316,635
    385,000       Refunding, Series A, FGIC Insured, 5.75%, 01/01/11 .............................       394,178
    250,000       Series A, FGIC Insured, 5.75%, 01/01/13 ........................................       253,755
  1,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue,
                Port Saipan Harbor Improvement, Series A, 6.85%, 10/01/25 ........................     1,020,170
    145,000    Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue, Series A, 7.00%,
                07/01/19..........................................................................       156,659
  1,000,000    Puerto Rico Commonwealth GO, Series A, MBIA Insured, 5.75%, 07/01/24 ..............     1,016,000
    315,000    Puerto Rico Commonwealth, Highway and Transportation Authority Revenue, Series T,
                6.625% 07/01/18 ..................................................................       337,255
               Puerto Rico Electric Power Authority Revenue,
    500,000       Refunding, Series U, 6.00%, 07/01/14 ...........................................       513,360
     60,000       Series O, 7.125%, 07/01/14 .....................................................        65,992
     55,000       Series O, Pre-Refunded, 7.125%, 07/01/14 .......................................        61,285
  1,000,000       Series R, 6.25%, 07/01/17 ......................................................     1,041,650
  1,000,000       Series T, 6.375%, 07/01/24 .....................................................     1,058,690
    350,000    Puerto Rico Industrial Medical and Environmental Facilities Revenue PCFA,
                PepsiCo., Inc. Project, 6.25%, 11/15/13 ..........................................       378,959

  $ 215,000    Puerto Rico PBA, Guaranteed, Public Education and Health Facilities, Series L,
                Pre-Refunded, 6.875%, 07/01/21 ...................................................     $ 248,832
  1,230,000    Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 01/01/22 ....     1,269,802
    325,000    University of Hawaii System Revenue, Series G, AMBAC Insured, 5.70%, 10/01/17 .....       328,785
                                                                                                   -------------
                     Total Bonds (Cost $ 36,083,882) .............................................    37,679,407
                                                                                                   -------------
              aShort Term Investments  .3%
    100,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN
                and Put, 3.30%, 12/01/15 (Cost $100,000)..........................................       100,000
                                                                                                   -------------
                         Total Investments (Cost $36,183,882)  96.2% .............................    37,779,407
                         Other Assets and Liabilities, Net  3.8% .................................     1,511,056
                                                                                                   -------------
                         Net Assets  100.0% ......................................................   $39,290,463
                                                                                                   =============


               At November 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $36,183,882 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ..................................................   $ 1,595,525
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ..................................................            --
                                                                                                   -------------
                 Net unrealized appreciation .....................................................   $ 1,595,525
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
CGIC      - Capital Guaranty Insurance Co.
FGIC      - Financial Guaranty Insurance Corp.
FHA       - Federal Housing Agency/Authority
GO        - General Obligation
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PBA       - Public Building Authority
PCFA      - Pollution Control Financing Authority
SFM       - Single Family Mortgage

aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1995 (unaudited)


   Face                                                                                                  Value
  Amount     Franklin Tennessee Municipal Bond Fund                                                    (Note 1)
             Bonds  98.8%

 $500,000    Carroll County, IDB, IDR, Refunding, Henry I, Siegel Co., Inc. Project, 7.20%, 04/01/05   $ 507,005
  600,000    Humphreys County IDB, Solid Waste Disposal Revenue, Du Pont (E.I.) De Nemours & Co.
              Project, 6.70%, 05/01/24 ...........................................................       655,080
  300,000    Jackson Hospital Revenue, Refunding & Improvement, AMBAC Insured, 5.625%,
              04/01/15............................................................................       302,097
  100,000    Johnson City Public Improvement, GO, Series B, AMBAC Insured, 6.70%, 05/01/20 .......       110,239
  100,000    Johnson City Solid Waste, AMBAC Insured, 5.80%, 05/01/09 ............................       104,769
  100,000    Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding,
              MBIA Insured, 6.10%, 01/01/19 ......................................................       104,273
  250,000    Knox County Health, Educational and Housing Facilities Board Hospital Revenue,
              Refunding, Mercy Health Systems, Series B, AMBAC Insured, 5.875%, 09/01/15 .........       256,213
  145,000    Knox County Public Improvement, 6.875%, 04/01/14 ....................................       158,814
  375,000    Loudon County, IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project, 6.20%,
              02/01/23............................................................................       385,770
  150,000    Macon County GO, FGIC Insured, 5.90%, 09/01/13 ......................................       155,171
  220,000    Maury County IDB, PCR, Multi-Modal, Refunding, Saturn Corp. Project, 6.50%, 09/01/24        231,079
             Memphis Health Educational and Housing Facilities Board Mortgage Revenue, Refunding,
  150,000       Edgewater Territory, FHA/GNMA Insured, 7.375%, 01/20/27 ..........................       160,938
  100,000       MF, River Trace II, Series A, 6.45%, 04/01/26 ....................................       102,971
  100,000    Memphis-Shelby County Airport Authority, Special Facilities and Project Revenues,
              Refunding, Federal Express Corp., 6.75%, 09/01/12 ..................................       107,340
  350,000    Metropolitan Government of Nashville and Davidson County, 6.125%, 05/15/19 ..........       365,565
  200,000    Metropolitan Government of Nashville and Davidson County, Electric Revenue, Refunding,
              Series A, 6.00%, 05/15/17 ..........................................................       207,768
  205,000    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%,
              07/01/15............................................................................       222,007
             Metropolitan Nashville and Davidson County, Health and Educational Facilities Board
              Revenue,
  200,000       Adventist Health Systems, MBIA Insured, 5.75%, 11/15/25 ..........................       201,884
  150,000       Meharry Medical College Project, AMBAC Insured, 6.875%, 12/01/24 .................       166,427
  180,000    Milan Special School District, AMBAC Insured, 6.625%, 04/01/11 ......................       195,273
  400,000   bNorth Anderson County Utility District, Waterworks Revenue, MBIA Insured, 5.60%,
              01/01/19 ...........................................................................       401,288
  300,000    Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue, Port Saipan
              Harbor Improvement, Series A, 6.85%, 10/01/25 ......................................       306,051
  100,000    Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 06/01/09 ......................       105,054
  185,000    Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue, Series A, 7.00%,
              07/01/19............................................................................       199,876
  100,000    Puerto Rico Commonwealth, Electric Power Authority Revenue, Water Resources,
              Series R, 6.25%,  07/01/17 .........................................................       104,165
  100,000    Puerto Rico Commonwealth, GO, 6.50%, 07/01/23 .......................................       107,131

 $200,000    Puerto Rico Industrial Tourist Educational Medical and Environmental Control, Facilities
              Financing Authority Hospital Revenue, Auxilio Mutuo Obligation Group, Series A,
               MBIA Insured, 6.25%, 07/01/24 .....................................................     $ 212,134
  100,000    Sevier County IDB, IDR, Refunding, Kmart Corp. Project, 7.00%, 10/01/06 .............        94,998
  250,000    Sevier County PBA, Solid Waste Facility, AMBAC Insured, 5.60%, 09/01/15 .............       250,748
  100,000    Shelby County GO, Series A, 5.90%, 03/01/15 .........................................       103,272
  250,000    Shelby County Health, Educational and Housing Facility Board, Hospital Revenue,
              Refunding, Methodist Health Systems, Inc., MBIA Insured, 5.25%, 08/01/15 ...........       243,995
  105,000    Shelby County Public Improvement, Series A, 6.00%, 03/01/18 .........................       108,143
  300,000    South Fulton Inc., IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 .................       309,768
  350,000    Sullivan County IDBR, Refunding, Brandymill, Series I-A, GNMA Insured, 6.35%,
              07/20/27............................................................................       360,161
             Tennessee HDA, Mortgage Finance,
  200,000       Series A, 6.90%, 07/01/25 ........................................................       212,800
  300,000       Series B, 6.60%, 07/01/25 ........................................................       312,255
  130,000       Series B, MBIA Insured, 6.20%, 07/01/18 ..........................................       132,031
  100,000    Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan
              Program, 6.55%, 10/01/23 ...........................................................       106,203
  100,000    Tennessee State School Board Authority, Higher Education Facilities, Series A, 6.25%,
              05/01/22............................................................................       105,388
  100,000    Trenton Special School District, Series 1995, AMBAC Insured, 5.75%, 11/01/20 ........       101,544
  200,000    Tullahoma IDBR, Refunding, First Mortgage, 6.875%, 06/15/06 .........................       188,495
  220,000    Wilson County COP, Educational Facilities, 6.125%, 06/30/10 .........................       231,981
                                                                                                   -------------
                   Total Bonds (Cost $8,558,735) .................................................     8,998,164
                                                                                                   -------------
            aShort Term Investments  2.2%
  100,000    Bradley County IDBR, Refunding, Olin Corp. Project, Series C, Daily VRDN and Put, 3.75%,
              11/01/17............................................................................       100,000
  100,000    Tennessee State School Board Authority, Higher Education, BAN, Series A, Weekly VRDN
              and Put, 3.65%, 03/01/98 ...........................................................       100,000
                                                                                                   -------------
                   Total Short Term Investments (Cost $200,000) ..................................       200,000
                                                                                                   -------------
                       Total Investments (Cost $8,758,735)  101.0% ...............................     9,198,164
                       Liabilitites in Excess of Other Assets, Net  (1.0)% .......................       (88,638)
                                                                                                   -------------
                       Net Assets  100.0% ........................................................    $9,109,526
                                                                                                   =============



             At November 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $8,758,735 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ....................................................     $ 455,935
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ....................................................       (16,506)
                                                                                                   -------------
               Net unrealized appreciation .......................................................     $ 439,429
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
BAN       - Bond Anticipation Note
COP       - Certificate of Participation
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
IDB       - Industrial Development Board
IDBR      - Industrial Development Board Revenue
IDR       - Industrial Development Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
PBA       - Public Building Authority
PCR       - Pollution Control Revenue


aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(e) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments in Securities and Net Assets, November 30, 1995 (unaudited)


   Face                                                                                                  Value
  Amount     Franklin Washington Municipal Bond Fund                                                   (Note 1)
             Bonds  95.2%

 $100,000    Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ................................     $ 102,306
  100,000    Bellevue Water and Sewer Revenue, Refunding, 5.875%, 07/01/10 .......................       104,195
  200,000    Bellingham Housing Authority Revenue, Cascade Meadows Project, 7.10%, 11/01/23 ......       210,762
  100,000    Clark County School District No. 114, Evergreen School, Refunding, AMBAC Insured,
              5.95%, 12/01/12 ....................................................................       105,865
  400,000    Conservation and Renewable Energy System Revenue, Washington Conservation Project,
              6.50%, 10/01/14 ....................................................................       427,204
  100,000    Douglas County PUD No. 1, Electric District Systems Revenue, MBIA Insured, 6.00%,
              01/01/15............................................................................       104,100
  100,000    Federal Way Washington GO, Refunding, 5.85%, 12/01/21 ...............................       101,334
  100,000    King County GO, Sewer District, 5.875%, 01/01/15 ....................................       102,554
  175,000    King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 05/01/15 ......       176,969
  100,000    King County School District No. 412, Shoreline, 6.10%, 06/01/13 .....................       103,939
  200,000    Lewis County PUD No. 001, Cowlitz Falls Hydroelectric Project Revenue, 6.00%,
              10/01/24 ...........................................................................       202,522
  175,000    Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp., 5.80%, 09/01/29 .       165,599
  650,000    Pilchuck Development Public Corp., Special Facilities Revenue, Airport Tramco, Inc. Project,
              6.00%, 08/01/23 ....................................................................       642,154
  200,000    Port Chelan County GO, MBIA Insured, 6.25%, 12/01/15 ................................       207,978
  200,000    Port of Seattle Revenue, Series B, 6.00%, 11/01/17 ..................................       203,144
  450,000    SeaTac GO, MBIA Insured, 6.50%, 12/01/13 ............................................       486,738
  100,000    Seattle Housing Authority, Low Income Housing Assistance Revenue, Kin On Project,
              7.40%, 11/20/36 ....................................................................       109,513
  100,000    Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 01/01/32       104,046
  100,000    Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 ..................................       102,308
  200,000    Snohomish County PUD No. 1 Electric and Generation Systems Revenue, Refunding,
              FGIC Insured, 6.00%, 01/01/18 ......................................................       205,476
  100,000    Spokane County Water District No. 3 Revenue, Refunding, 5.90%, 01/01/14 .............       102,535
  300,000    Stevens County Public Corp., PCR, Refunding, Water Power Co. Project, 6.00%,
              12/01/23............................................................................       302,460
  100,000    Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 .........................................       104,209
  200,000    Tacoma Electric Systems Revenue, Refunding, FGIC Insured, 6.25%, 01/01/15 ...........       211,470
  100,000    Tacoma Refuse Utility Revenue, AMBAC Insured, 7.00%, 12/01/19 .......................       111,375
  500,000    University of Washington, Alumni Association, Lease Revenue, Roosevelt University
               Medical Center, CGIC Insured, 6.30%, 08/15/14 .....................................       529,695
  100,000    Washington State COP, Office Building Project, Series A, MBIA Insured, 6.00%, 04/01/12      102,487
             Washington State Health Care Facilities Authority Revenue,
  100,000       Multicare Medical Center, FGIC Insured, 5.75%, 08/15/22 ..........................       100,329
  100,000       Refunding, Peace Health Facility, MBIA Insured, 5.625%, 11/15/15 .................        99,936
  100,000    Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 07/01/22 ......       106,909


 $125,000    Washington State Motor Vehicle Fuel Tax, Series D, 6.00%, 09/01/20 ..................     $ 128,135
  100,000    Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 .................       103,483
                                                                                                   -------------
                   Total Bonds (Cost $5,739,315) .................................................     5,971,729
                                                                                                   -------------
            aShort Term Investments  1.6%
  100,000    Washington State Health Care Facilities Authority Revenue, Sisters Providence, Series B,
               Daily VRDN and Put, 3.70%, 10/01/05 (Cost $100,000) ...............................       100,000
                                                                                                   -------------
                       Total Investments (Cost $5,839,315)  96.8% ................................     6,071,729
                       Other Assets and Liabilities, Net  3.2% ...................................       201,586
                                                                                                   -------------
                       Net Assets  100.0% ........................................................    $6,273,315
                                                                                                   =============


             At November 30, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $5,839,315 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...................................................     $ 248,291
               Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ...................................................       (15,877)
                                                                                                   -------------
               Net unrealized appreciation .......................................................     $ 232,414
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
CGIC      - Capital Guaranty Insurance Co.
COP       - Certificate of Participation
EDC       - Economic Development Corp.
FGIC      - Financial Guaranty Insurance Co.
GO        - General Obligation
MBIA      - Municipal Bond Investors Assurance Corp.
MBS       - Mortgage Backed Securities
PCR       - Pollution Control Revenue
PUD       - Public Utility District
SFMR      - Single Family Mortgage Revenue


aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.


FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
November 30, 1995 (unaudited)

                                                  Franklin     Franklin      Franklin     Franklin     Franklin
                                                  Arkansas    California      Hawaii      Tennessee   Washington
                                                  Municipal   High Yield     Municipal    Municipal    Municipal
                                                  Bond Fund Municipal Fund   Bond Fund    Bond Fund    Bond Fund
                                                  --------    ----------     ---------    --------     --------
Assets:
 Investments in securities:
  At identified cost...........................  $5,731,175   $72,880,274   $36,183,882  $8,758,735   $5,839,315
                                                   ========    ==========     =========    ========     ========
  At value.....................................   5,982,505    75,333,590    37,779,407   9,198,164    6,071,729
 Cash..........................................      99,804       329,070       699,557     191,445       87,683
 Receivables:
  Interest.....................................      97,820     1,496,011       876,862     133,005      120,403
  Capital shares sold..........................         124       522,963           141          --           --
 Unamortized organization costs (Note 2).......          --            --         1,695          --           --
 Prepaid expenses..............................          --         3,578           610          --        3,353
                                                   --------    ----------     ---------    --------     --------
      Total assets.............................   6,180,253    77,685,212    39,358,272   9,522,614    6,283,168
                                                   --------    ----------     ---------    --------     --------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1)..................     237,929     4,513,719            --     393,990           --
  Distributions payable to shareholders........       8,980       114,440        53,319      13,925        8,885
  Capital shares repurchased...................          --        48,247            --          --           10
  Distribution fees............................       1,101         4,704         5,202       1,209          945
  Shareholder servicing cost...................          --            --            --          --           13
  Management fees..............................          --        21,801         9,288          --           --
  Accrued expenses and other liabilities.......       2,394            --            --       3,964           --
                                                   --------    ----------     ---------    --------     --------
      Total liabilities........................     250,404     4,702,911        67,809     413,088        9,853
                                                   --------    ----------     ---------    --------     --------
Net assets, at value...........................  $5,929,849   $72,982,301   $39,290,463  $9,109,526   $6,273,315
                                                   ========    ==========     =========    ========     ========
Net assets consist of:
 Undistributed net investment income...........    $ 35,679     $ 139,023     $ 110,967    $ 50,138     $ 38,075
 Net unrealized appreciation on investments....     251,330     2,453,316     1,595,525     439,429      232,414
 Net realized loss.............................     (26,124)   (1,773,645)     (763,515)     (4,396)    (124,542)
 Capital shares................................   5,668,964    72,163,607    38,347,486   8,624,355    6,127,368
                                                   --------    ----------     ---------    --------     --------
Net assets, at value...........................  $5,929,849   $72,982,301   $39,290,463  $9,109,526   $6,273,315
                                                   ========    ==========     =========    ========     ========
Shares outstanding.............................     563,101     7,238,744     3,611,757     847,504      617,343
                                                   ========    ==========     =========    ========     ========
Net asset value per share*.....................      $10.53        $10.08        $10.88      $10.75       $10.16
                                                   ========    ==========     =========    ========     ========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended November 30, 1995 (unaudited)

                                                       Franklin    Franklin      Franklin   Franklin   Franklin
                                                       Arkansas   California      Hawaii    Tennessee Washington
                                                       Municipal  High Yield     Municipal  Municipal  Municipal
                                                       Bond FundMunicipal Fund   Bond Fund  Bond Fund  Bond Fund
                                                        -------   ----------     --------    -------   --------
Investment income:
 Interest (Note 1)...................................  $147,573    $2,055,160   $1,113,463  $229,223    $175,414
                                                        -------   ----------     --------    -------   --------
Expenses:
 Management fees (Note 6)............................    15,828       181,128      117,033    23,617      18,258
 Distribution fees (Note 6)..........................     1,458        25,054       16,600     2,952       1,591
 Shareholder servicing costs (Note 6)................       621         5,955        4,908       726         730
 Professional fees...................................     3,147         2,973        4,035     2,244       2,897
 Directors fees and expenses.........................        75           228           81        75          75
 Reports to shareholders.............................     2,382         9,302        5,199     2,193       2,052
 Registration and filing fees........................     2,046         6,993        3,070       792       2,904
 Custodian fees......................................       210         2,589        1,688       303         291
 Amortization of organization cost (Note 2)..........        --            --          849        --          --
 Other...............................................       705         4,468        4,410     1,458       1,455
 Payments from Manager (Note 6)......................   (23,950)     (137,767)     (92,244)  (24,392)    (27,338)
                                                        -------   ----------     --------    -------   --------
      Total expenses.................................     2,522       100,923       65,629     9,968       2,915
                                                        -------   ----------     --------    -------   --------
      Net investment income..........................   145,051     1,954,237    1,047,834   219,255     172,499
                                                        -------   ----------     --------    -------   --------
Realized and unrealized gain (loss) on investments:
      Net realized gain (loss).......................    10,534        (4,508)     (41,515)      347     (39,744)
      Net unrealized appreciation during the period..   113,296     1,055,467      807,461   184,865     199,769
                                                        -------   ----------     --------    -------   --------
Net realized and unrealized gain on investments......   123,830     1,050,959      765,946   185,212     160,025
                                                        -------   ----------     --------    -------   --------
Net increase in net assets resulting from operations.  $268,881    $3,005,196   $1,813,780  $404,467    $332,524
                                                        =======   ==========     ========    =======   ========


The accompanying notes are an integral part of these financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
 for the six months ended November 30, 1995
 (unaudited)
and the year ended May 31, 1995

                                      Franklin Arkansas     Franklin California High        Franklin Hawaii
                                     Municipal Bond Fund      Yield Municipal Fund        Municipal Bond Fund
                                     ------------------        -------------------        -------------------
                                   Six months     Year      Six months       Year       Six months      Year
                                      ended       ended        ended         ended         ended        ended
                                    11/30/95     5/31/95     11/30/95       5/31/95      11/30/95      5/31/95
                                    --------    --------     ---------     ---------     ---------    ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income..........  $ 145,051    $ 168,208   $ 1,954,237  $ 2,824,163   $ 1,047,834   $ 1,692,708
  Net realized gain (loss) from
  security transactions...........    10,534      (36,658)       (4,508)  (1,402,544)      (41,515)     (551,385)
  Net unrealized appreciation
  on investments..................    113,296      127,376     1,055,467    2,759,666       807,461     1,468,052
                                     --------    --------     ---------     ---------     ---------    ---------
 Net increase in net
 assets resulting from
 operations......................    268,881      258,926     3,005,196    4,181,285     1,813,780     2,609,375
 Distributions to shareholders from:
 Undistributed net investment
 income..........................   (141,153)    (138,970)   (1,911,773)  (2,727,267)   (1,052,136)   (1,655,958)
 Increase in net assets from capital
 share transactions (Note 3).....  1,668,380    1,800,584    20,787,336   17,709,221     1,701,451     8,969,891
                                     --------    --------     ---------     ---------     ---------    ---------
 Net increase in net assets.       1,796,108    1,920,540    21,880,759   19,163,239     2,463,095     9,923,308
 Net assets:
 Beginning of year...............  4,133,741    2,213,201    51,101,542   31,938,303    36,827,368    26,904,060
                                     --------    --------     ---------     ---------     ---------    ---------
 End of year..................... $5,929,849   $4,133,741   $72,982,301  $51,101,542   $39,290,463   $36,827,368
                                     ========    ========     =========     =========     =========    =========
Undistributed net investment income included in net assets:
  Beginning of year..............   $ 31,781      $ 2,543      $ 96,559      $  (337)    $ 115,269      $ 78,519
                                     ========    ========     =========     =========     =========    =========
  End of year....................   $ 35,679     $ 31,781     $ 139,023     $ 96,559     $ 110,967     $ 115,269
                                     ========    ========     =========     =========     =========    =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended November 30, 1995 (unaudited) and the year ended May 31, 1995

                                                                  Franklin Tennessee        Franklin Washington
                                                                  Municipal Bond Fund       Municipal Bond Fund
                                                                  ------------------        ------------------
                                                                Six months      Year     Six months      Year
                                                                   ended        ended       ended        ended
                                                                 11/30/95      5/31/95    11/30/95      5/31/95
                                                                 --------     --------    --------     --------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................   $ 219,255    $ 217,345   $ 172,499    $ 292,735
  Net realized gain (loss) from security transactions.........         347       (4,742)    (39,744)     (53,725)
  Net unrealized appreciation on investments..................     184,865      232,907     199,769      282,570
                                                                  --------     --------    --------     --------
      Net increase in net assets resulting from operations....     404,467      445,510     332,524      521,580
Distributions to shareholders from:
 Undistributed net investment income..........................    (211,237)    (177,638)   (170,896)    (287,372)
 Increase in net assets from capital share transactions (Note 3) 2,930,318    3,494,037     370,890    1,234,321
                                                                  --------     --------    --------     --------
      Net increase in net assets..............................   3,123,548    3,761,909     532,518    1,468,529
Net assets:
 Beginning of year............................................   5,985,978    2,224,069   5,740,797    4,272,268
                                                                  --------     --------    --------     --------
 End of year..................................................  $9,109,526   $5,985,978  $6,273,315   $5,740,797
                                                                  ========     ========    ========     ========
Undistributed net investment income included in net assets:
 Beginning of year............................................    $ 42,120      $ 2,413    $ 36,472     $ 31,109
                                                                  ========     ========    ========     ========
 End of year..................................................    $ 50,138     $ 42,120    $ 38,075     $ 36,472
                                                                  ========     ========    ========     ========


The accompanying notes are an integral part of these financial statements.



FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently has five separate non-diversified funds (the Funds), consisting of the Franklin Arkansas Municipal Bond Fund (the Arkansas Fund), Franklin California High Yield Municipal Fund (the California High Yield Fund), Franklin Hawaii Municipal Bond Fund (the Hawaii Fund), Franklin Tennessee Municipal Bond Fund (the Tennessee Fund), and Franklin Washington Municipal Bond Fund (the Washington Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. Often there are no transactions in a particular security on any given day. In the absence of a recorded sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code. The Fund normally declares dividends from its net investment income daily and distributes monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Securities Purchased on a When-Issued Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.


2. ORGANIZATION COSTS

The organization costs of the Hawaii Fund are amortized on a straight-line basis over a period of five years from February 26, 1992 (the effective date of registration under the Securities Act of 1933). In the event Franklin Resources, Inc. (Resources), which was the sole shareholder prior to February 26, 1992, redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Resources. New investors purchasing shares of the Hawaii Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income. Franklin Advisers, Inc. (Advisers) had advanced all of the organization costs of the Hawaii Fund, which approximated $7,269. The remaining unamortized balance of such costs at November 30, 1995 was $1,695.


3. TRUST SHARES

At November 30, 1995, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in Trust shares were as follows:

                                                                       California
                                               Arkansas Fund         High Yield Fund            Hawaii Fund
                                             ----------------      ------------------        -----------------
                                            Shares     Amount      Shares      Amount      Shares      Amount
                                            ------    --------    --------    ---------    -------    ---------
Six Months Ended November 30, 1995
 Shares sold.............................  117,537   $1,208,864  2,089,263   $20,728,937   336,414   $ 3,577,826
 Shares issued in reinvestment of
 distributions...........................   10,850      111,579     76,177       751,033    45,600       482,714
 Shares redeemed.........................  (11,709)    (120,169)  (350,681)   (3,453,606) (207,211)   (2,196,781)
 Changes from exercise of exchange
 privilege:
   Shares sold...........................   48,537      495,698    652,078     6,453,805    29,620       314,110
   Shares redeemed.......................   (2,683)     (27,592)  (373,965)   (3,692,833)  (45,449)     (476,418)
                                             ------    --------    --------    ---------    -------    ---------
      Net increase.......................  162,532   $1,668,380  2,092,872   $20,787,336   158,974   $ 1,701,451
                                             ======    ========    ========    =========    =======    =========

3. TRUST SHARES (cont.)
                                                                       California
                                               Arkansas Fund         High Yield Fund            Hawaii Fund
                                             ----------------      ------------------        -----------------
                                            Shares     Amount      Shares      Amount      Shares      Amount
                                            ------    --------    --------    ---------    -------    ---------
Year Ended May 31, 1995
 Shares sold.............................  146,322   $1,458,232  1,405,516   $13,498,165 1,051,753   $10,928,396
 Shares issued in reinvestment of
 distributions...........................   12,161      119,791    105,767     1,008,368    90,526       918,020
 Shares redeemed.........................   (8,622)     (85,760)  (363,980)   (3,422,710) (432,587)   (4,337,679)
 Changes from exercise of exchange
 privilege:
   Shares sold...........................   31,203      313,265  1,471,739    13,772,479   246,439     2,459,733
   Shares redeemed.......................     (495)      (4,944)  (756,537)   (7,147,081) (100,947)     (998,579)
                                            ------    --------    --------    ---------    -------    ---------
      Net increase.......................  180,569   $1,800,584  1,862,505   $17,709,221   855,184   $ 8,969,891
                                            ======    ========    ========    =========    =======    =========


                                                                         Tennessee Fund        Washington Fund
                                                                         ---------------      ----------------
                                                                       Shares     Amount     Shares     Amount
                                                                       ------    --------    ------    --------
Six Months Ended November 30, 1995
 Shares sold.........................................................  218,748  $2,304,210   22,417    $ 221,506
 Shares issued in reinvestment of distributions......................   13,831     145,215   12,932      127,182
 Shares redeemed..................................................... (19,004)   (198,480)  (15,242)    (148,998)
 Changes from exercise of exchange privilege:
  Shares sold........................................................   65,483     679,596   35,281      348,010
  Shares redeemed....................................................     (21)       (223)  (17,919)    (176,810)
                                                                       ------    --------    ------    --------
      Net increase...................................................  279,037  $2,930,318   37,469    $ 370,890
                                                                       ======    ========    ======    ========
Year Ended May 31, 1995
 Shares sold.........................................................  244,843  $2,472,558  101,086    $ 943,550
 Shares issued in reinvestment of distributions......................   13,285     133,124   23,137      216,457
 Shares redeemed.....................................................  (1,364)    (13,923)  (44,411)    (405,642)
 Changes from exercise of exchange privilege:
  Shares sold........................................................  133,558   1,323,485   91,931      844,196
  Shares redeemed.................................................... (41,855)   (421,207)  (39,231)    (364,240)
                                                                       ------    --------    ------    --------
      Net increase...................................................  348,467  $3,494,037  132,512   $1,234,321
                                                                       ======    ========    ======    ========

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At May 31, 1995, for tax purposes, the Trust had capital loss carryovers as follows:

                                                                      California
                                                    Arkansas     High Yield     Hawaii     Tennessee   Washington
                                                      Fund          Fund         Fund        Fund         Fund
                                                      -------      ---------     -------     -------      -------
Capital loss carryovers expiring:
 2001...........................................         $--             $--    $ 10,752         $--         $--
 2002...........................................          --              --     159,863           1          --
 2003...........................................      36,658       1,769,137     551,385       4,742      84,798
                                                      -------      ---------     -------     -------      -------
                                                     $36,658      $1,769,137    $722,000      $4,743     $84,798
                                                      =======      =========     =======     =======      =======

For income tax purposes, the aggregate cost of securities and unrealized appreciation of the Trust are the same as for financial reporting purposes at November 30, 1995.


5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended November 30, 1995 were as follows:
                                                             California
                                               Arkansas      High Yield      Hawaii       Tennessee   Washington
                                                 Fund           Fund          Fund          Fund         Fund
                                                -------       ---------      -------       -------      -------
Purchases..................................   $2,409,598     $24,961,684   $9,409,122    $3,640,515   $1,092,546
                                                =======       =========      =======       =======      =======
Sales......................................    $ 400,497     $ 4,343,918   $3,370,959     $ 795,029   $1,147,132
                                                =======       =========      =======       =======      =======

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Advisers provides investment advice, office space and facilities to each Fund, and receives fees computed monthly based on the average daily net assets of each Fund at an annual rate of 5/8 of 1% of the first $100 million of net assets; 1/2 of 1% of net assets in excess of $100 million up to and including $250 million; and 45/100 of 1% of net assets in excess of $250 million. The terms of the management agreement provide that annual aggregate expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Funds' shares are registered. The Funds' expenses did not exceed these limitations; however, for the six months ended November 30, 1995, Advisers agreed in advance to waive the management fees and to make payments for other expenses as follows:

                                                                California
                                                   Arkansas     High Yield      Hawaii     Tennessee  Washington
                                                     Fund          Fund          Fund        Fund        Fund
                                                     ------       ---------      ------      ------      -------
Management fees.................................     $15,828        $135,562    $90,327     $23,617      $18,258
                                                     ======       =========      ======      ======      =======
Other expenses..................................     $ 7,501     $        --  $      --       $ 172      $ 8,350
                                                     ======       =========      ======      ======      =======

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

In its capacity as underwriter for the shares of the Funds, Franklin/Templeton
Distributors, Inc. (Distributors) received commissions on sales of the Funds' shares. Commissions are deducted from the gross proceeds received from the sale of the Funds' shares, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Funds' shares. Commissions received by Distributors and the amounts paid to other dealers for the six months ended November 30, 1995 were as follows:

                                                                 California
                                                   Arkansas     High Yield      Hawaii     Tennessee  Washington
                                                     Fund          Fund          Fund        Fund        Fund
                                                     ------       ---------      ------      ------      -------
Total commissions received......................     $49,137        $698,339    $97,045     $85,104       $9,757
                                                     ======       =========      ======      ======      =======
Paid to other dealers...........................     $46,071        $666,754    $96,419     $79,484       $9,149
                                                     ======       =========      ======      ======      =======

Under the terms of distribution agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Hawaii Fund will reimburse Distributors in an amount up to 0.10% per annum of its average daily net assets while the Arkansas Fund, California High Yield Fund, Tennessee Fund and Washington Fund will reimburse up to 0.15% per annum of the Funds' average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares.
Distribution fees incurred for the six months ended November 30, 1995 were as follows:

                                                                 California
                                                   Arkansas     High Yield      Hawaii     Tennessee  Washington
                                                     Fund          Fund          Fund        Fund        Fund
                                                    ------       ---------      ------      ------      -------
Distribution fees...............................    $1,458         $25,054    $16,600      $2,952       $1,591
                                                    ======       =========      ======      ======      =======

Under the terms of a shareholder servicing agreement with Franklin/Templeton
Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred and waived under advance agreement by Investor Services for the six months ended November 30, 1995 were as follows:

                                                                California
                                                   Arkansas     High Yield      Hawaii     Tennessee  Washington
                                                     Fund          Fund          Fund        Fund        Fund
                                                     ------       ---------      ------      ------      -------
Shareholder servicing costs.....................        $621          $5,955     $4,908        $726         $730
                                                     ======       =========      ======      ======      =======
Waived shareholder servicing costs..............        $621          $2,205     $1,917        $603         $730
                                                     ======       =========      ======      ======      =======

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Resources.

At November 30, 1995, Resources owned 42%, 28% and 41% of the Arkansas Fund, Tennessee Fund and Washington Fund, respectively.


7. CREDIT RISKS

Although each of the Funds has a diversified investment portfolio, all of its investments are in the securities of issuers within its respective state, Guam and Puerto Rico. Such concentration may subject the Funds more significantly to economic changes occurring within those states, and territories.


8. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods, by Fund, are as follows:

                              Per Share Operating Performance                                        Ratios/Supplemental Data
                      -----------------------------------------------                                ------------------------
                                                                                                      Ratio of   Ratio of
                                                 Distri-   Distri-                           Net      Expenses   Net
       Net Asset  Net   Net Realized             butions   butions        Net Asset        Assets     to Average Investment
Period Value at  Invest-& Unrealized Total From From Net   From    Total   Value           at End     Net Assets Income   Portfolio
Ended  Beginning  ment   Gain (Loss) Investment Investment Capital Distri- at End    Total of Period  See        to Average Turnover
May 31 of Period Income on SecuritiesOperations Income     Gains   butionsof Period Return++(in 000's) Note 6)**  Net Assets  Rate

Arkansas Fund
19941    $10.00  $.01     $  .050    $.060       --       --       --       $10.06   .60%   $ 2,213  .03%*      2.00%*      --%
1995      10.06   .51        .191     .701    (.441)      --    (.441)       10.32  7.27      4,134  .10        5.64         77.63
19954     10.32   .273       .226     .499    (.289)      --    (.289)       10.53  4.94      5,930  .10*       5.75*         8.25

California High Yield Fund
19932     10.00   .03       (.060)   (.030)      --       --       --         9.97 (3.60)*    2,245  --         3.85*         8.89
1994       9.97   .53       (.199)    .331    (.558)   (.013)   (.571)        9.73  3.22     31,938  .07        6.14         40.74
1995       9.73   .66        .176     .836    (.636)      --    (.636)        9.93  9.08     51,102  .20        6.89         57.06
19954      9.93   .328       .150     .478    (.328)      --    (.328)       10.08  4.93     72,982  .35*       6.77*         7.62

Hawaii Fund
19923     10.00   .09        .158     .248    (.068)      --    (.068)       10.18  8.96*     2,978  --         4.55*        --
1993      10.18   .63        .634    1.264    (.644)      --    (.644)       10.80 12.77     18,657  --         5.95         48.70
1994      10.80   .62       (.459)    .161    (.601)      --    (.601)       10.36  1.35     26,904  .05        5.76         31.35
1995      10.36   .60        .310     .910    (.600)      --    (.600)       10.67  9.26     36,827  .20        6.02         22.88
19954     10.67   .298       .213     .511    (.301)      --    (.301)       10.88  4.90     39,290  .35*       5.62*         9.50

Tennessee Fund
19941     10.00   .01        .100     .110       --       --       --        10.11  1.10      2,224  .03*       1.89*        22.64
1995      10.11   .52        .353     .873    (.453)      --    (.453)       10.53  8.97      5,986  .10        6.02         24.71
19954     10.53   .281       .235     .516    (.296)      --    (.296)       10.75  5.00      9,110  .26*       5.82*        10.65

Washington Fund
19932     10.00   .03       (.040)   (.010)      --       --       --         9.99 (1.20)*    2,198   --        3.44*        --
1994       9.99   .51       (.464)    .046    (.472)   (.014)   (.486)        9.55  2.88      4,272  .05        5.59         39.52
1995       9.55   .56        .355     .915    (.565)      --    (.565)        9.90 10.10      5,741  .10        6.13         18.46
19954      9.90   .288       .261     .549    (.289)      --    (.289)       10.16  5.68      6,273  .10*       5.92*        19.20



*Annualized
1For the period May 10, 1994 (effective date of registration) to May 31, 1994. 2For the period May 3, 1993 (effective date of registration) to May 31, 1993. 3For the period February 26, 1992 (effective date of registration) to May 31, 1992.
4For the six months ended November 30, 1995.
++Total return measures the change in value of an investment over the period indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains at net asset value.

8. FINANCIAL HIGHLIGHTS (cont.)

**During the periods indicated, Advisers agreed in advance to waive all or a portion of its management fees and to make payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                                                                                   Ratio of
                                                                                   Expenses
                                                                                  to Average
                                                                                  Net Assets
                     Arkansas Fund
                      19941.....................................................     1.20%*
                      1995......................................................     1.11
                      19954.....................................................     1.05*

                     California High Yield Fund
                      19932.....................................................     1.42*
                      1994......................................................      .87
                      1995......................................................      .88
                      19954.....................................................      .83*

                     Hawaii Fund
                      19923.....................................................     1.57*
                      1993......................................................     1.06
                      1994......................................................      .92
                      1995......................................................      .87
                      19954.....................................................      .85*

                     Tennessee Fund
                      19941.....................................................     1.05*
                      1995......................................................      .92
                      19954.....................................................      .91*

                     Washington Fund
                      19932.....................................................     1.44*
                      1994......................................................      .71
                      1995......................................................     1.05
                      19954.....................................................     1.04*




Franklin Municipal Securities Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 11/30/95
AAA                                         54.2%
AA                                           8.2%
A                                           18.1%
BBB                                         19.5%


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's distribution rate of 5.24% and the equivalent taxable distribution rate of 9.32%.


GRAPHIC MATERIAL (3)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 11/30/95
AAA                                          7.7%
AA                                           4.4%
A                                           34.1%
BBB                                         27.7%
Below Investment Grade                      26.1%


GRAPHIC MATERIAL (4)

This bar chart shows the comparison between the fund's distribution rate of 6.27% and the equivalent taxable distribution rate of 11.65%.


GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 11/30/95
AAA                                         43.2%
AA                                          15.9%
A                                           30.7%
BBB                                         10.2%

GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's distribution rate of 5.28% and the equivalent taxable distribution rate of 9.71%.


GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 11/30/95
AAA                                         43.2%
AA                                          23.2%
A                                           20.2%
BBB                                         13.4%


GRAPHIC MATERIAL (8)

This bar chart shows the comparison between the fund's distribution rate of 5.34% and the equivalent taxable distribution rate of 9.40%.


GRAPHIC MATERIAL (9)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Portfolio Breakdown on 11/30/95
AAA                                         46.7%
AA                                          26.0%
A                                            8.7%
BBB                                         18.6%


GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's distribution rate of 5.43% and the equivalent taxable distribution rate of 8.99%.